UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2020

Better Choice Company Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

164 Douglas Rd E,
Oldsmar, Florida	34677
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, Including Area Code): (646) 846-4280

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2020, Better Choice Company Inc. (the “Company”) amended, with the requisite approval of the holders thereof, all of the Common Stock Purchase Warrants originally issued in December 2018 (the “December 2018 Warrants”).  The amendment (the “Warrant Amendment”) amends the December 2018 Warrants to eliminate certain antidilution rights, fix the number of shares of common stock purchasable under each of the outstanding December 2018 Warrants and sets the exercise price thereof at $0.65 per share.

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the Form of Warrant Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.03	Financial Statements and Exhibits

To the extent required by Item 3.03 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Warrant Amendment

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Werner von Pein
	Name:	Werner von Pein
	Title:	Chief Executive Officer

September 24, 2020

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